Exhibit 10.1.2
AMENDMENT NO. 1
TO THE
ADVISORY AGREEMENT
This amendment no. 1 to the Advisory Agreement dated as of September 27, 2024 (the “Advisory Agreement”), between KBS Real Estate Investment Trust III, Inc., a Maryland corporation (the “Company”), and KBS Capital Advisors LLC, a Delaware limited liability company (the “Advisor”), is entered as of October 11, 2024 (the “Amendment”). Capitalized terms used herein but not defined shall have the meaning set forth in the Advisory Agreement.
WHEREAS, the Advisor has agreed to a reduced and deferred Disposition Fee with respect to the sale of the Preston Commons Property;
NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Advisor agree as follows:
1.Disposition Fees. Notwithstanding anything contained in Section 8.04 of the Advisory Agreement to the contrary and subject to the further limitations contained in the Company’s Articles of Incorporation, if the Advisor or any of its Affiliates provide a substantial amount of services (as determined by the Conflicts Committee) in connection with the sale of the Preston Commons Property, the Company and the Advisor agree that the Disposition Fee payable to the Advisor for such sale shall be reduced to $500,000.00 and that payment of such Disposition Fee shall be deferred to December 1, 2025.
2.Ratification; Effect on Advisory Agreement.
a.Ratification. The Advisory Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed in all respects.
b.Effect on the Advisory Agreement. On and after the date hereof, each reference in the Advisory Agreement to “this Agreement,” “herein,” “hereof,” “hereunder,” or words of similar import shall mean and be a reference to the Advisory Agreement as amended hereby.
Signature page follows.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.
KBS REAL ESTATE INVESTMENT TRUST III, INC.
By:    /s/Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Chief Executive Officer
KBS CAPITAL ADVISORS LLC
By:    PBren Investments, L.P., a Manager
By:    PBren Investments, LLC, as general partner
By:    PBCS Management, LLC, a Manager
By:    /s/Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Manager
By:    Schreiber Real Estate Investments, L.P., a Manager
By:    Schreiber Investments, LLC, as general partner
By:    PBCS Management, LLC, a Manager
By:    /s/Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr., Manager